Tax (Details) - Schedule of Deferred Tax Assets and Deferred Tax Liability - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Allowance for credit loss	$ 229	$ 279
Net operating loss carried forward	2,142	1,431
Total deferred tax assets	2,371	1,710
Valuation allowance	(885)	(393)
Deferred tax assets, net of valuation allowance	1,486	1,317
Deferred tax liability:
Accelerated tax depreciation and others	(450)	(527)
Total deferred tax liability	$ (450)	$ (527)